INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
INCOME TAXES
INCOME TAXES

NOTE 7 – INCOME TAXES

The Company is incorporated in the United States of America and is subject to United States federal taxation. No provisions for income taxes have been made as the Company had no U.S. taxable income for the three months ended March 31, 2025, and 2024.

The Company’s Greek subsidiaries are governed by the income tax laws of Greece. The corporate tax rate in Greece is 22% on income reported in the statutory financial statements after appropriate tax adjustments.

The Company’s United Kingdom subsidiaries are governed by the income tax laws of the United Kingdom. The corporate tax rate in the United Kingdom is 25% on income reported in the statutory financial statements after appropriate tax adjustments.

As of March 31, 2025, and 2024, the Company’s effective tax rate differs from the U.S. federal statutory tax rate primarily due to a valuation allowance recorded against net deferred tax assets in in the United States and the United Kingdom.

We regularly review deferred tax assets to assess their potential realization and establish a valuation allowance for portions of such assets to reduce the carrying value if we do not consider it to be more likely than not that the deferred tax assets will be realized. Our review includes evaluating both positive (e.g., sources of taxable income) and negative (e.g., recent historical losses) evidence that could impact the realizability of our deferred tax assets. As of March 31, 2025, and December 31, 2024, the Company has maintained a valuation allowance against all net deferred tax assets in the United States, Greece, and the UK.

For the three months ended March 31, 2025, and 2024, the Company has not recorded any tax benefits/expenses in any jurisdiction where it is subject to income tax.

NOTE 8 – INCOME TAXES

The Company provides for income taxes using an asset and liability approach under which deferred income taxes are provided for based upon enacted tax laws and rates applicable to periods in which the taxes become payable.

The domestic and foreign components of income (loss) before (benefit from) provision for income taxes were as follows:

	December 31, 2024	December 31, 2023
Domestic	$(6,700,828)	$(2,832,980)
Foreign	(9,482,180)	(15,709,674)
	$(16,183,018)	$(18,542,654)

The components of the (benefit from) provision for income taxes are as follows:

	December 31, 2024	December 31, 2023
Current tax provision
Federal	$-	$-
State	-	-
Foreign	-	-
Total current tax provision	$-	$-

Deferred tax provision
Domestic	$-	$-
State	-	-
Foreign	-	-
Total deferred tax provision	$-	$-

Total current provision	$-	$-

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended December 31, 2024 and 2023 is as follows:

	December 31, 2024	December 31, 2023
US
Loss before income taxes	$(16,183,018)	$(18,542,654)
Taxes under statutory US tax rates	$(3,398,434)	$(3,893,957)
Increase (decrease) in taxes resulting from:
Increase in valuation allowance	$3,904,140	$4,339,572
Foreign tax rate differential	$111,774	$245,518
Permanent differences	$(99,080)	$(448,032)
Prior period adjustments	$4,020	$(151,879)
State taxes	$(522,420)	$(91,222)
Income tax expense	$-	$-

Companies subject to the Global Intangible Low-Taxed Income provision (GILTI) have the option to account for the GILTI tax as a period cost if and when incurred, or to recognize deferred taxes for outside basis temporary differences expected to reverse as GILTI. We have elected to account for GILTI as a period cost.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities consist of the following:

	December 31, 2024	December 31, 2023
Net operating loss carryforward	$10,977,546	$7,621,277
Capital loss carryforward	801,744	801,744
Section 163(j) carryforward	469,387	563,138
Foreign exchange	129,916	129,916
Allowance for doubtful accounts	4,991,818	4,404,277
Accrued expenses	333,260	261,466
Mark to market adjustment in securities	358,761	358,761
Lease liability	258,682	261,377
Capitalized research & development costs	(8,208)	52,261
Depreciation	(35,734)	(35,734)
Total deferred tax assets	18,277,172	14,418,483

Intangibles	31,932	(15,845)
Inventory	(170)	4,853
Right of use asset	(256,075)	(258,770)
Goodwill	(10,980)	(10,980)
Total deferred tax liabilities	(235,293)	(280,742)
Valuation allowance	(18,041,879)	(14,137,741)
Net deferred tax assets	$-	$-

As of December 31, 2024, the Company had total net operating loss ("NOL") carryforwards of approximately $38,451,790. Of this amount, $10,386,689 relates to the Group’s foreign entities, while $28,065,101 pertains to its U.S. entities. These NOL carryforwards may be utilized to offset future taxable income, subject to potential limitations under Internal Revenue Code (IRC) Section 382.(“” Of the $28.1 million U.S. Federal NOL carryforwards, $2.5 million are pre-2018 and begin to expire in 2031. The remaining balance of 25.6 million are limited to utilization of 80% of taxable income but do not have an expiration.  At December 31, 2024, the Company had Greek NOL carryforwards of $3,384,922 and UK NOL carryforwards of $2,379,127. A valuation allowance exists for all operations except SkyPharm, based on a more likely than not criterion and in consideration of all available positive and negative evidence.

ASC 740 requires that the tax benefit of NOLs, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s history of domestic operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance, on all our deferred tax asset. Management considered all available evidence to when evaluating the realizability of foreign deferred tax assets by jurisdiction and concluded primarily based upon a strong earnings history that these deferred tax assets were more-likely-than-not realizable.

The Company applied the “more-likely-than-not” recognition threshold to all tax positions taken or expected to be taken in a tax return, which resulted in no unrecognized tax benefits as of December 31, 2024 and December 31, 2023, respectively. We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense.

The Company files income tax returns in Illinois, United States, and in foreign jurisdictions including Greece and the United Kingdom. As of December 31, 2024, all domestic tax years are open to tax authority examination due the availability of net operating loss deductions, 2010 through 2024. In Greece, the statute of limitations is open for five years, 2018 through 2023. In the United Kingdom, the statute of limitations is open for four years, 2019 through 2023. Currently, there are no ongoing tax authority income tax examinations.